UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

WildHorse Resource Development Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37964	81-3470246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Freeway, Suite 400

Houston, TX 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 568-4910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On September 15, 2017, WildHorse Resource Development Corporation (the “Company”) issued a press release announcing that, subject to market conditions, the Company intended to offer an additional $150 million aggregate principal amount of the Company’s 6.875% senior unsecured notes due 2025 in a private offering to eligible purchasers. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

On June 30, 2017, the Company acquired certain oil and gas working interests and the associated production in the Eagle Ford Shale, through its subsidiary WHR Eagle Ford LLC, from Anadarko E&P Onshore LLC, Admiral A Holding L.P., TE Admiral A Holding L.P. and Aurora C-I Holding L.P. located in Burleson, Brazos, Lee, Milam, Robertson and Washington Counties, Texas (the “Acquisition”).

The unaudited pro forma combined statement of operations for the year ended December 31, 2016, which gives effect to the Acquisition and the Company’s acquisition of 158,000 net acres of oil and gas properties adjacent to the Eagle Ford Shale from Clayton Williams Energy, Inc. in December 2016, and the unaudited pro forma combined statement of operations for the six months ended June 30, 2017, which gives effect to the Acquisition, including the notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press release dated September 15, 2017

99.2	WildHorse Resource Development Corporation’s Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2016 and the six months ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILDHORSE RESOURCE DEVELOPMENT CORPORATION

By:	/s/ Kyle N. Roane
Name:	Kyle N. Roane
Title:	Executive Vice President, General Counsel and Corporate Secretary

September 15, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 15, 2017

99.2	WildHorse Resource Development Corporation’s Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2016 and the six months ended June 30, 2017

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